                                                                     EXHIBIT 4.2

                                FIRST AMENDMENT
                                     TO THE
                          SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of March 31, 1998, is among:

                 (a) BROWNING-FERRIS INDUSTRIES, INC., a Delaware corporation (the "Company");

                 (b) the banks and other financial institutions named under the caption "Banks" on the signature pages hereof (the "Banks");

                 (c) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, MORGAN GUARANTY TRUST COMPANY OF NEW YORK AND NATIONSBANK OF TEXAS, N.A., as co-agents for the Banks (in such capacity the "Co-Agents");

                 (d) CREDIT SUISSE FIRST BOSTON (formerly CREDIT SUISSE), as documentation agent for the Banks (in such capacity the "Documentation Agent");

                 (e) CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly Texas Commerce Bank National Association), a national banking association, as administrative agent for the Banks (in such capacity the "Administrative Agent"); and

                 (f) THE CHASE MANHATTAN BANK (formerly Chemical Bank), a New York banking corporation, as auction administration agent for the Banks (in such capacity the "Auction Administration Agent").

                             PRELIMINARY STATEMENT

         (a) The Company has entered into a Second Amended and Restated Revolving Credit Agreement dated as of May 31, 1995 (the "Credit Agreement") with the Banks, the Co-Agents, the Documentation Agent, the Auction Administration Agent and the Administrative Agent. As of the date hereof there are no Borrowing Subsidiaries. Capitalized terms used in this Amendment shall have the respective meanings specified in the Credit Agreement.

         (b) The Company has requested that the Credit Agreement be amended to (i) modify the definition of Consolidated Net Worth, (ii) add a definition of ACE Securities and (iii) modify Section 5.06 thereof.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks, the Co-Agent, the Documentation Agent, the Auction Administration Agent and the Administrative Agent hereby agree as follows:

         SECTION 1. Amendments to Section 1.01 of the Credit Agreement. (a) The definition of the term "Consolidated Net Worth" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 " 'Consolidated Net Worth' means, with respect to the Company, the stockholders' equity of the Company determined in accordance with generally accepted accounting principles applied on a consistent basis; provided, however, the $409,659,000 of capital stock to be issued upon the maturity of the ACE Securities on June 30, 1998 shall be included on a pro forma basis from and after March 31, 1998 for purposes of determining Consolidated Net Worth; provided further, however, the amount of any foreign currency translation adjustment shall not be included for purposes of determining Consolidated Net Worth."

                 (b) Section 1.01 of the Credit Agreement is hereby amended to add the following definition of ACE Securities:





                                      -2-
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                 " 'ACE Securities' means 11,499,200 7.25% Automatic Common
         Exchange Securities issued by the Company in July 1995, in an aggregate stated amount of $409,659,000 and which mature June 30, 1998."

         SECTION 2.  Amendment to Section 5.06 of the Credit Agreement.
Section 5.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "SECTION 5.06. Financial Covenants. The Company shall not permit Consolidated Net Worth (i) at any time during the fiscal year ending September 30, 1998 to be less than $1,200,000,000 and (ii) at any time during each fiscal year thereafter to be less than an amount equal to the sum of (A) the amount of Consolidated Net Worth required under this Section 5.06 for the immediately preceding fiscal year plus
         (B) 20% of Consolidated Net Income for such immediately preceding fiscal year; provided, however, if Consolidated Net Income in any such preceding fiscal year is less than zero, the amount to be aggregated for such fiscal year shall be zero."

         SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when, and only when, the following conditions have been fulfilled:

         (a) the Company and the Majority Banks shall have executed a counterpart of this Amendment;

         (b) the Administrative Agent shall have executed a counterpart of this Amendment and shall have received counterparts of this Amendment executed by the Company and the Majority Banks;

         (c) the Company shall have delivered to the Administrative Agent such other documents and instruments, if any, as it may reasonably request.

         SECTION 4. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Banks that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of





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such date except for any such representations and warranties as are by their terms limited to a specific earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date); provided however, (i) the reference in the first sentence of Section
4.07 of the Credit Agreement to the Company's financial statements contained in the Company's Annual Report on Form 10-K shall be a reference to the audited consolidated financial statements of the Company most recently delivered to the Administrative Agent and the Banks by the Company pursuant to Section 5.07(a) of the Credit Agreement prior to the date of this Amendment and (ii) the reference in the last sentence of Section 4.07 of the Credit Agreement to September 30, 1994, shall be a reference to the date of the audited consolidated financial statements most recently delivered to the Administrative Agent and the Banks pursuant to Section 5.07(a) of the Credit Agreement; and
(b) no Default or Event of Default has occurred and is continuing.

         SECTION 5.   Reference to the Credit Agreement and Effect on the
Notes.

         (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

         (b) Upon the effectiveness of this Amendment, each reference in the Notes to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

         (c) Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the Notes to "Consolidated Net Worth" shall mean and be a reference to such term as modified pursuant to Section 1.

         (d) The Credit Agreement and the Notes, as amended and affected hereby, shall remain in full force and effect and are hereby ratified and confirmed.

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         SECTION 6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE BANKS, THE CO-AGENTS, THE DOCUMENTATION AGENTS, THE AUCTION ADMINISTRATION AGENT AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         SECTION 7. Descriptive Headings. The section headings appearing in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Amendment.

         SECTION 8.   FINAL AGREEMENT OF THE PARTIES.     THE CREDIT AGREEMENT
AS MODIFIED BY THIS AMENDMENT, THE NOTES, THE ADMINISTRATIVE AGENT'S LETTER AND THE AUCTION ADMINISTRATION AGENT'S LETTER CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF.

         SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                          BROWNING-FERRIS INDUSTRIES, INC.


                          By:
                             ------------------------------------
                          Name:
                               ----------------------------------
                          Title:
                                ---------------------------------

                                        Documentation Agent

                                        CREDIT SUISSE FIRST BOSTON (FORMERLY
                                        CREDIT SUISSE),
                                        AS DOCUMENTATION AGENT


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Administrative Agent

                                        CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION (FORMERLY TEXAS
                                        COMMERCE BANK NATIONAL
                                        ASSOCIATION),  AS ADMINISTRATIVE
                                        AGENT


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Auction Administration Agent

                                        THE CHASE MANHATTAN BANK (FORMERLY
                                        CHEMICAL BANK), AS AUCTION
                                        ADMINISTRATION AGENT


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Co-Agent

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, AS CO-AGENT


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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                                        Co-Agent

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, AS CO-AGENT


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Co-Agent

                                        NATIONSBANK OF TEXAS, N.A., AS CO-AGENT


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Banks:

                                        ABN AMRO BANK, N.V., HOUSTON AGENCY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BANQUE NATIONALE DE PARIS HOUSTON
                                        AGENCY



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        THE CHASE MANHATTAN BANK



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        CIBC, INC.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        CITICORP USA, INC.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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                                        COMERICA BANK



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        CREDIT LYONNAIS
                                        NEW YORK BRANCH



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        CREDIT SUISSE FIRST BOSTON (FORMERLY
                                        CREDIT SUISSE)


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        DEUTSCHE BANK AG NEW YORK BRANCH AND
                                        CAYMAN ISLAND BRANCH


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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                                        WELLS FARGO BANK (TEXAS), N.A.
                                        (FORMERLY FIRST INTERSTATE BANK OF
                                        TEXAS, N.A.)



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        THE FUJI BANK, LIMITED



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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                                        THE INDUSTRIAL BANK OF JAPAN TRUST
                                        COMPANY



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                        S.P.A.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        MELLON BANK, N.A.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        NATIONSBANK OF TEXAS, N.A.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        NATIONAL WESTMINSTER BANK PLC


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        SOCIETE GENERALE,
                                        SOUTHWEST AGENCY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        THE SUMITOMO BANK, LIMITED


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------




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
                                        SUNTRUST BANK, ATLANTA


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION (FORMERLY TEXAS
                                        COMMERCE BANK NATIONAL ASSOCIATION)


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        TORONTO DOMINION [TEXAS], INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        UNION BANK OF SWITZERLAND, NEW YORK
                                        BRANCH


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        COMMERZBANK AKTIENGESELLSCHAFT,
                                        ATLANTA AGENCY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        CREDITO ITALIANO


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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                                        THE SANWA BANK LIMITED,
                                        DALLAS AGENCY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK
                                        BRANCH


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BANK OF HAWAII


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        THE BANK OF NEW YORK


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        NATIONAL BANK OF COMMERCE


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------